UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2005

PETROLEUM HELICOPTERS, INC.

(Exact Name of Registrant as Specified in Charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-9827 (Commission File Number)	72-0395707 (IRS Employer Identification No.)

2001 SE Evangeline Thruway
Lafayette, LA 70508

(Address of Principal Executive Offices)

(800) 235-2452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On May 4, 2005, Petroleum Helicopters, Inc. (the “Company”) issued a press release announcing that it had entered into a Helicopter Services Contract with BHP Billiton Petroleum (Americas) Inc. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 8.01. Other Events.

     On May 13, 2005, the Company’s voting common stock and non-voting common stock was approved for listing on The NASDAQ National Market, and, on May 17, 2005, began trading on The NASDAQ National Market. Previously, the Company’s common stock was listed on The NASDAQ SmallCap Market. The Company’s voting common stock will continue to trade under the symbol “PHEL,” and its non-voting common stock will continue to trade under the symbol “PHELK.”

Item 9. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Petroleum Helicopters, Inc. dated May 4, 2005

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM HELICOPTERS, INC.

Date: May 17, 2005	By:	/s/ Michael J. McCann

	Name:	Michael J. McCann
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Petroleum Helicopters, Inc. dated May 4, 2005